                                                                    Exhibit 99.1
                                                                    ------------

                                   AGREEMENT

          Pursuant to Rule 13d-1(k)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, the undersigned agree that the attached
Schedule 13G is being filed on behalf of each of the undersigned.

February 9, 1999      VENROCK ASSOCIATES


                         By:  /s/ Ted H. McCourtney
                              ---------------------
                                Ted H. McCourtney
                                General Partner


February 9, 1999      VENROCK ASSOCIATES II, L.P.


                         By:  /s/ Ted H. McCourtney
                              ---------------------
                                Ted H. McCourtney
                                General Partner


February 9, 1999    GENERAL PARTNERS


                                            *
                              ------------------------------
                              Anthony B. Evnin

                                            *
                              ------------------------------
                              David R. Hathaway

                                            *
                              ------------------------------
                              Patrick F. Latterell

                                            *
                              ------------------------------
                              Ted H. McCourtney

                                            *
                              ------------------------------
                              Ray A. Rothrock

                                            *
                              ------------------------------
                              Kimberley A. Rummelsburg

                                            *
                              ------------------------------
                              Anthony Sun



          * By:  /s/ Ted H. McCourtney
                 ---------------------
                 Ted H. McCourtney
                 Attorney-in-Fact

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